UNITED STATES OF AMERICA
                            COMMONWEALTH OF VIRGINIA

                 Portsmouth Redevelopment and Housing Authority
                        Multifamily Housing Revenue Bond
                               (Lee Hall Project)
                                   Series 1998

Number: R-1
Dated Date: May 20, 1998
Maturity Date: July 1, 2030
Registered Owner: Charter Municipal Mortgage Acceptance Company
Principal Amount: $6,050,000
Interest Rate: 7-1/4%

        Portsmouth Redevelopment and Housing Authority (the "Issuer"), a political subdivision of the Commonwealth of Virginia (the "Commonwealth"), created and existing under and by virtue of the laws of the Commonwealth, hereby acknowledges itself indebted and for value received promises to pay to the registered owner hereof stated above, or registered assigns, at the maturity date stated above, but only from the sources and as hereinafter provided, upon presentation and surrender of this Bond at the principal office of Crestar Bank in Richmond, Virginia, or its successor as trustee (the "Trustee"), under the Indenture (described below), the principal amount stated above, and to pay interest on said principal amount at the interest rate set forth above, from and including the date of issuance of this Bond until the principal amount shall have been paid in accordance with the terms of this Bond and the Indenture, as and when set forth below, but only from the sources and as hereinafter provided, by wire transfer if there be one Owner of all of the Bonds or otherwise by check or draft mailed to the record Owners of Bonds as the same appear upon the books of registry to be maintained by the Trustee, as registrar.

        This Bond is one of a series of bonds (the "Bonds") issued pursuant to, and is subject to, the Trust Indenture dated as of May 1, 1998 between the Issuer and the Trustee (as amended and supplemented from time to time, the "Indenture"), and the Housing Authorities Law, Chapter 1, Title 36 of the Code of Virginia, as amended (the "Act"). Reference is made to the Indenture and the Act for a full statement of their respective terms. Capitalized terms used herein and not otherwise defined herein have the respective meanings accorded such terms in the Indenture, which are hereby incorporated herein by reference. The Bonds issued under the Indenture are expressly limited to $6,050,000 in aggregate principal amount at any time Outstanding and are all of like tenor, except as to numbers and denominations, and are issued for the purposes of providing construction and permanent financing for qualified multifamily rental housing units in the Commonwealth and of paying certain expenses incidental thereto.

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        The Bonds shall be special and limited obligations of the Issuer payable only from the sources provided in this Indenture and neither the Commonwealth nor any other political subdivision thereof shall be liable on the Bonds.
Neither the Commonwealth of Virginia nor any political subdivision thereof shall in any event be liable for the payment of the principal of or interest on any Bonds, or for the performance of any pledge, deed of trust, obligation or agreement of any kind whatsoever that may be undertaken by the Issuer, and none of the Bonds or any of its agreements or obligations shall be construed to constitute a debt or a pledge of the faith and credit of the Commonwealth of Virginia or any political subdivision thereof within the meaning of any constitutional or statutory provision whatsoever, and shall not directly, indirectly or contingently obligate the Commonwealth of Virginia or any of its political subdivisions to levy or to pledge any form of taxation whatsoever therefor or to make an appropriation for the payment thereof; nor shall any breach of any such pledge, deed of trust, obligation or agreement impose any pecuniary liability upon any member, commissioner, officer, employee or agent of the Issuer, or any charge upon the general credit of the Issuer, or any pecuniary liability upon the Issuer payable from any moneys, revenues, payments and proceeds other than those first above specified.

        NEITHER THE COMMISSIONERS OF THE ISSUER NOR ANY PERSONS EXECUTING THE BONDS SHALL BE LIABLE PERSONALLY ON THE BONDS BY REASON OF THE ISSUANCE THEREOF. THE BONDS SHALL NOT BE A DEBT OF THE CITY OF PORTSMOUTH, THE COMMONWEALTH OF VIRGINIA, OR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE ISSUER), AND NEITHER THE CITY OF PORTSMOUTH, THE COMMONWEALTH OF VIRGINIA, NOR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE ISSUER) SHALL BE LIABLE THEREON, NOR IN ANY EVENT SHALL THE BONDS BE PAYABLE OUT OF ANY FUNDS OR PROPERTIES OTHER THAN THOSE OF THE ISSUER SPECIFICALLY PLEDGED THERETO. THE BONDS SHALL NOT CONSTITUTE AN INDEBTEDNESS WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY DEBT LIMITATION OR RESTRICTION. THE ISSUER HAS NO TAXING POWER.

        Interest on the Bonds. The Bonds (including this Bond) shall bear interest on the outstanding principal amount thereof from the date of issuance of the Bonds to the Maturity Date or the date of redemption or acceleration prior to maturity at a rate of seven and one-half percent (7-1/4%) per annum calculated on the basis of a 360-day year comprised of twelve 30-day months. The interest payable on the Bonds as provided above shall be payable on the first Business Day of each month, commencing July 1, 1998 and on each Bond Payment Date.

        Limited Recourse. Pursuant to a Loan Agreement dated as of May 1, 1998, and a Promissory Note (the "Note") dated the date of issuance of the Bonds, Lee Hall Limited Partnership, a Virginia limited partnership (the "Developer"), has agreed to make payments to the Issuer in amounts equal to amounts of principal of and premium, if any, and interest on the Bonds. THE OBLIGATIONS OF THE ISSUER ON THIS BOND ARE EXPRESSLY LIMITED TO AND ARE PAYABLE SOLELY FROM (I) THE PAYMENTS MADE PURSUANT TO THE LOAN AGREEMENT AND THE NOTE BY THE DEVELOPER, AND THE SECURITY THEREFOR PROVIDED BY THE FIRST LEASEHOLD DEED OF TRUST

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AND SECURITY AGREEMENT FROM THE DEVELOPER TO THE BENEFIT OF THE TRUSTEE, TO BE
DATED AS OF THE DATE OF INITIAL DISBURSEMENT. AND THE ASSIGNMENT OF LEASES, RENTS AND OTHER INCOME FROM THE DEVELOPER TO THE TRUSTEE, TO BE DATED AS OF THE DATE OF INITIAL DISBURSEMENT, ALL OF WHICH HAVE BEEN ASSIGNED TO THE TRUSTEE PURSUANT TO THE INDENTURE AND (II) ANY ADDITIONAL SECURITY PROVIDED IN THE INDENTURE.

        Registration and Transfer. This Bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the office of the Trustee as registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new registered Bond or Bonds, of any authorized denomination or denominations, of the same maturity and for the same aggregate principal amount will be issued to the transferee in exchange herefor. The Bonds are issuable as fully registered Bonds in Authorized Denominations as provided in the Indenture.

        Redemption of Bonds. The Bonds are subject to optional and mandatory redemption by the Issuer and purchase in lieu of redemption by the Developer prior to maturity as a whole or in part at such time or times, under such circumstances, at such redemption prices and in such manner as is set forth in the Indenture.

        Enforcement. Only the Majority Owner shall have the right to enforce the provisions of this Bond or the Indenture or to institute any action to enforce the covenants herein or therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding may be declared due and payable by the Majority Owner upon the conditions and in the manner and with the effect provided in the Indenture. As provided in the Indenture, and to the extent permitted by law, interest and a penalty rate of interest shall be payable on unpaid amounts due hereon.

        Discharge. The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall be deemed to be paid and no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of such payment.

        Modifications. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

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



        This Bond shall not be valid or obligatory for any purpose until it shall have been signed on behalf of the Issuer and such signature attested, by the officer, and in the manner, provided in the Indenture, and authenticated by a duly authorized officer of the Trustee, as Authenticating Agent.

        It is hereby certified and recited that all conditions, acts and things required by the statutes of the Commonwealth or by the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this Bond exist, have happened and have been performed and that the issue of the Bonds, together with all other indebtedness of the Issuer, is within every debt and other limit prescribed by said statutes.

        IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed as of the Dated Date stated above.


                                             PORTSMOUTH REDEVELOPMENT
                                             AND HOUSING AUTHORITY



                                             By: /s/ Lee E. King
                                                 -------------------------------
                                                 Name:   Lee E. King
                                                 Title:  Vice-Chairman

(SEAL)


Attest:


/s/ Danny E. Cruce
-----------------------------------
Danny E. Cruce, Secretary-Treasurer



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



                         CERTIFICATE OF AUTHENTICATION

        This Bond is one of the Bonds described in the within mentioned Indenture and is one of the Multifamily Housing Revenue Bonds (Lee Hall Project) Series 1998 of the Portsmouth Redevelopment and Housing Authority.

                                             CRESTAR BANK,
                                             as Trustee and Authenticating Agent



                                             By: /s/ [illegible]
                                                 -------------------------------
                                                 Authorized Signatory

Date of Authentication:


May 20, 1998

-----------------------

                                        ASSIGNMENT

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________________________the within Bond and hereby authorizes the transfer of this Bond on the registration books of the Trustee.


                                           Dated:
                                                 -------------------------------


                                                 -------------------------------
                                                 Authorized Signature


                                                 -------------------------------
                                                 Name of Transferee
-------------------------------
Signature Guaranteed by


-------------------------------
Name of Bank


-------------------------------
By:


-------------------------------
Title:



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